                                                                   EXHIBIT 10.51

================================================================================



                                  GL/PHP,LLC
                                  (Assignor)

                                      to


                       NOMURA ASSET CAPITAL CORPORATION
                                  (Assignee)


                        ASSIGNMENT OF LEASES AND RENTS


          Dated As of: August 15, 1997

          Property Location: 2103 Mount Holly Road, Burlington, New Jersey
                             16 Commerce Drive, Cranford, New Jersey
                             274 Highway 35, Eatontown, New Jersey
                             4622 Black Horse Pike, Hamilton, New Jersey
                             150 Century Parkway, Mount Laurel, New Jersey 80 Eisenhouwer Drive, Paramus, New Jersey

          Loan No. 13431
                   -----



================================================================================


            DOCUMENTATION PREPARED BY AND WHEN RECORDED, RETURN TO:


                Brownstein Hyatt Farber & Strickland, P.C.
                   410 Seventeenth Street, Suite 2200
                        Denver, Colorado 80202
                   Attention: Ann Lazo Tenzer, Esq.

     THIS ASSIGNMENT OF LEASES AND RENTS ("ASSIGNMENT") made as of August 15, 1997, by GL/PHP, LLC, a Delaware limited liability company, having its principal place of business at 439 North BedFord Drive, Beverly Hills, California 90210("ASSIGNOR") to NOMURA ASSET CAPITAL CORPORATION, a Delaware corporation, having its principal place of business at 2 World Financial Center, Building B, New York, New York 10281 ("ASSIGNEE").

                             W I T N E S S E T H:

     THAT Assignor for good and valuable consideration, receipt whereof is hereby acknowledged, hereby grants, transfers and absolutely and unconditionally assigns to Assignee the entire lessor's interest in and to all current and future leases and other agreements affecting the use, enjoyment, or occupancy of all or any part of that certain lot or piece of land, more particularly described in Exhibit "A" annexed hereto and made a part hereof, together with
             -----------
the buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter located thereon (hereinafter collectively referred to as the "MORTGAGED PROPERTY");

     TOGETHER WITH all other leases and other agreements affecting the use, enjoyment or occupancy of any part of the Mortgaged Property now or hereafter made affecting the Mortgaged Property or any portion thereof, together with any extensions or renewals of the same, this Assignment of other present and future leases and present and future Agreements being effective without further or supplemental assignment;

     The leases and other agreements described above together with all other present and future leases and present and future agreements and any extension or renewal of the same are hereinafter collectively referred to as the "LEASES";

     TOGETHER WITH all accounts, deposits, rents, income, issues, revenues, receipts, insurance proceeds and profits arising from the Leases and renewals thereof and together with all rents, income, issues and profits (including, but not limited to, all oil and gas or other mineral royalties and bonuses) from the use, enjoyment and occupany of the Mortgaged Property, or the sale, lease, sublease, license, concession or other grant of right to use or occupy any portion thereof, vending machine proceeds, and any compensation received for the rendering of services by Assignor (hereinafter collectively referred to as the "RENTS").

     THIS ASSIGNMENT is made in consideration of that certain mortgage loan made by Assignee to Assignor evidenced by that certain note made by Assignor to Assignee, dated the date hereof, in the principal sum of $16,000,000.00 (the "NOTE"), and secured by that certain mortgage, assignment of leases and rents and security agreement given by Assignor to Assignee, dated the date hereof covering the Mortgaged Property and intended to be duly recorded (the "MORTGAGE").

     The principal sum, interest and all other sums due and payable under the Note and Mortgage are hereinafter collectively referred to as the "DEBT". This Assignment, the Note, the Mortgage and any other documents now or hereafter executed by Assignor and/or others and by or in favor of Assignee which evidences, secures or guarantees all or any portion of the payments due under the Note or otherwise is executed and/or delivered in connection with the Note and the Mortgage are hereinafter referred to as the "LOAN DOCUMENTS".

     ASSIGNOR WARRANTS that (A) Assignor is the sole owner of the entire lessor's interest in the Leases; (B) the Leases are valid, enforceable and in full force and effect and have not been altered, modified or amended in any manner whatsoever; (C) none of the Rents have been assigned or otherwise pledged or hypothecated; (D) none of the Rents have been collected for more than one
(1) month in advance; (E) Assignor has full power and authority to execute and deliver this Assignment and the execution and delivery of this Assignment has been duly authorized and does not conflict with or constitute a default under any law, judicial order or other agreement affecting Assignor or the Mortgaged
Property: (F) the premises demised under the Leases have been completed and the tenants under the Leases have accepted the same and have taken possession of the same on a rent-paying basis; and (vii) there exist no offsets or defenses to the payment of any portion of the Rents.

     ASSIGNOR COVENANTS with Assignee that Assignor (A) shall observe and perform all the obligations imposed upon the lessor under the Leases and shall not do or permit to be done anything to impair the value of the Leases as security for the Debt; (B) shall promptly send copies to Assignee of all notices of default which Assignor shall send or receive thereunder; (C) shall enforce all of the terms, covenants and conditions contained in the Leases upon the part of the lease thereunder to be observed and performed, short of termination thereof; (D) shall not collect any of the Rents more than one (1) month in advance; (E) shall not execute any other assignment of the lessor's interest in the Leases or the Rents; (F) shall deliver to Assignee, upon request, tenant estoppel certificates from each commercial tenant at the Mortgaged Property in form and substance reasonably satisfactory to Assignee, provided that Assignor shall not be required to deliver such certificates more frequently than two (2) times in any calendar year; and (G) shall execute and deliver at the request of Assignee all such further assurances, confirmations and assignments in connection with the Mortgaged Property as Assignee shall from time to time require.

     ASSIGNOR FURTHER COVENANTS with Assignee that, except to the extent Assignor is acting in the ordinary course of business as a prudent operator of property similar to the Mortgaged Property, Assignor (A) shall not, alter, modify or change the terms of the Leases or any guarantee of any of the Leases in any material respect without the prior written consent of Assignee; (B) shall not convey or transfer or suffer or permit a conveyance or transfer of the Mortgaged Property or of any interest therein so as to effect a merger of the estates and rights of, or a termination or diminution of the obligations of, tenants under the Leases; (C) shall not consent to any assignment of or subletting under the Leases not in accordance with their terms, without the prior written consent of Assignee; and (D) shall not cancel or terminate the Leases or accept a surrender thereof, except if a tenant is in default thereunder; provided, however, that any Lease may be cancelled if at the time of the cancellation thereof a new Lease is entered into on substantially the same terms or more favorable terms as the cancelled Lease.

     ASSIGNOR FURTHER COVENANTS with Assignee that (A) all Leases shall be written on the standard form of lease which has been approved by Assignee or as otherwise approved by Assignee; (B) no material changes may be made to the Assignee-approved standard lease without the prior written consent of Assignee;
(C) all Leases shall provide that they are subordinate to the Mortgage and that the tenant agrees to attorn to Assignee; (D) unless otherwise approved by Assignee, each Lease shall contain a provision requiring continuous operations of tenant's business on the premises, and shall contain a prohibition against tenant operating a competing business at or near the Mortgaged Property; (E) none of the Leases shall contain any option to purchase, any right of first refusal to lease or purchase, any right to terminate the lease term (except in the event of the destruction of all or substantially all of the Mortgaged Property), any non-disturbance or similar recognition agreement, and requirement that the Assignor rebuild the Mortgaged Property in connection with a casualty or condemnation of any portion of the Mortgaged Property or any other similar provisions which adversely affect the Mortgaged Property or which might adversely affect the rights of the Assignee, and (F) each tenant shall conduct business only in that portion of the Mortgaged Property covered by its lease. Upon request, Mortgagor shall furnish Mortgagee with executed copies of all Leases.

     ASSIGNOR FURTHER COVENANTS with Assignee that Assignor may enter into new Leases and proposed renewals or extension of existing Leases without the prior written consent of Assignee if such proposed Lease or extension; (i) is not for greater than or equal to ten percent (10%) of the gross leasable area of the Mortgaged Property, or greater than or equal to ten percent (10%) of the total gross rentable revenues of the Mortgaged Property; (ii) shall have an initial term of not less than three (3) years or greater than ten (10) years; (iii) shall provide for rental rates comparable to existing local market rates and shall be an arms-length transaction; (iv) shall not contain any options for renewal or expansion by the tenant thereunder at rental rates which are either below comparable market levels or less than the rental rates paid by the tenant during the initial lease term; (v) shall be to a tenant which is experienced, creditworthy and reputable; and (vi) shall comply with the requirements of the preceding paragraph. Assignor may enter into a proposed lease which does not satisfy all of the conditions set forth in clauses (i) through (vii) immediately above, only with the prior written consent of Assignee, such consent not to be unreasonably withheld or delayed, Assignor expressly understands that any and all new or proposed Leases are included in the definition of "Lease" or "Leases" as such terms may be used throughout this Assignment.

     THIS ASSIGNMENT is made on the following terms, covenants and conditions:

     1.   PRESENT ASSIGNMENT. Assignor does hereby absolutely and
          ------------------
unconditionally assign to Assignee Assignor's right, title and interest in all current and future Leases and Rents, it being intended by Assignor that this assignment constitutes a present, absolute and unconditional assignment and not an assignment for additional security only. Such assignment to Assignee shall not be construed to bind Assignee to the performance of any of the covenants, conditions, or provisions contained in any such Lease or otherwise to impose any obligation upon Assignee. Assignor agrees to execute and deliver to Assignee such additional instruments, in form and substance satisfactory to Assignee, as may hereinafter be requested by Assignee to further evidence and confirm said assignment. Nevertheless, subject to the terms of this paragraph, Assignee grants to Assignor a revocable license to operate and manage the Mortgaged Property and to collect the Rents. Assignor shall hold the Rents, or a portion thereof, sufficient to discharge all current sums due on the Debt for use in the payment of such sums. Upon an Event of Default (as defined in the Mortgage), the license granted to assignor herein shall automatically be revoked by Assignee and Assignee shall immediately be entitled to receive and apply all Rents, whether or not Assignee enters upon and takes control of the Mortgaged Property. Assignee is hereby granted and assigned by Assignor the right, at its option, upon the revocation of the license granted herein to enter upon the Mortgaged Property in person, by agent or by court-appointed receiver to collect the Rents. Any Rents collected after the revocation of the license herein granted may be applied toward payment of the Debt in such priority and proportion as Assignee, in its discretion, shall deem proper.

     2.   REMEDIES OF ASSIGNEE. Upon or at any time after an Event of Default,
          --------------------
Assignee may, at its option, without waiving such Event of Default, without notice and without regard to the adequacy of the security for the Debt, either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court, take possession of the Mortgaged Property and have, hold, manage, lease and operate the Mortgaged Property on such terms and for such period of time as Assignee may deem proper and either with or without taking possession of the Mortgaged Property in its own name, demand, sue for or otherwise collect and receive all Rents, including those past due and unpaid, with full power to make from time to time all alterations, renovations, repairs or replacements thereto or thereof as may seem proper to Assignee and may apply the Rents to the payment of the following in such order and proportion as Assignee in its sole discretion may determine, any law, custom or use to the contrary notwithstanding; (a) all expenses of managing and securing the Mortgaged Property, including, without being limited thereto, the salaries, fees and wages of a managing agent and such other employees or agents as Assignee may deem necessary or desirable and all expenses of operating and maintaining the Mortgaged Property, including, without being limited thereto, all taxes, charges, claims, assessments, water charges, sewer rents and any other liens, and premiums for all insurance which Assignee may deem necessary or desirable, and the cost of all alterations, renovations, repairs or replacements, and all expenses incident to taking and retaining possession of the Mortgaged Property; and (b) the Debt, together with all costs and attorneys' fees. In addition to the rights which Assignee may have herein, upon the occurrence of an Event of Default, Assignee, at its option, may either require Assignor to pay monthly in advance to Assignee, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Mortgaged Property as may be in possession of Assignor or require Assignor to vacate and surrender possession of the Mortgaged Property to Assignee or to such receiver and, in default thereof, Assignor may be evicted by summary proceedings or otherwise. Additionally, Assignee shall have the right to establish a lock box for the deposit of all Rents and other receivables of Assignor relating to the Mortgaged Property. For purposes of paragraphs 1 and 2 hereof, Assignor grants to Assignee its irrevocable power of attorney, coupled with an interest, to take any and all of the aforementioned actions and any or all other actions designated by Assignee for the proper management and preservation of the Mortgaged Property. The exercise by Assignee of the option granted it in this paragraph and the collection of the Rents and the application thereof as herein provided shall not be considered a waiver of any default by Assignor under the Note, the Mortgage, the Leases, this Assignment or the other Loan Documents.

     3.   NO LIABILITY OF ASSIGNEE. Assignee shall not be liable for any loss
          -------------------------
sustained by Assignor resulting from Assignee's failure to let the Mortgaged Property after an Event of Default or from any other act or omission of Assignee in managing the Mortgaged Property after an Event of Default. Assignee shall not be obligated to perform or discharge any obligation, duty or liability under the Leases or under or by reason of this Assignment and Assignor shall, and hereby agrees, to indemnify Assignee for, and to hold Assignee harmless from, any and all liability, loss or damage which may or might be incurred under the Leases or under or by reason of this Assignment and from any and all claims and demands whatsoever, including the defense of any such claims or demands which may be asserted against Assignee by reason of any alleged obligations and undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in the Leases. Should Assignee incur any such liability, the amount thereof, including costs, expenses and reasonable attorneys' fees, shall be secured hereby and by the Mortgage and the other Loan Documents and Assignor shall reimburse Assignee therefor immediately upon demand and upon the failure of Assignor to do so Assignee may, at its option, declare all sums secured hereby, the Note, the Mortgage and the other Loan Documents immediately due and payable. This Assignment shall not operate to place any obligation or liability for the control, care, management or repair of the Mortgaged Property upon Assignee, nor for the carrying out of any of the terms and conditions of the Leases; nor shall it operate to make Assignee responsible or liable for any waste committed on the Mortgaged Property by the tenants or any other parties, or for any dangerous or defective condition of the Mortgaged Property, including, without limitation, the presence of any Hazardous Substance (as defined in the Mortgage), or for any negligence in the management, upkeep, repair or control of the Mortgaged Property resulting in loss on injury or death to any tenant, licensee, employee or stranger.

     4.   NOTICE TO TENANTS. Assignor hereby authorizes and directs the tenants
          -----------------
named in the Leases or any other or future tenants or occupants of the Mortgaged Property upon receipt from Assignee of written notice to the effect that the Assignee is then the holder of the Note and that a default exists thereunder or under this Assignment, the Note, the Mortgage or the other Loan Documents to pay over to Assignee all Rents and to continue so to do until otherwise notified by Assignee.

     5.   OTHER SECURITY. Assignee may take or release other security for the
          --------------
payment of the Debt, may release any party primarily or secondarily liable therefor and may apply any other security held by it to the reduction or satisfaction of the Debt without prejudice to any of its rights under this Assignment.

     6.   OTHER REMEDIES. Nothing contained in this Assignment and no act done
          --------------
or omitted by Assignee pursuant to the power and rights granted to Assignee hereunder shall be deemed to be a waiver by Assignee of its rights and remedies under the Note, the Mortgage or the other Loan Documents and this Assignment is made and accepted without prejudice to any of the rights and remedies possessed by Assignee under the terms thereof. The right of Assignee to collect the Debt and to enforce any other security therefor held by it may be exercised by Assignee either prior to, simultaneously with, or subsequent to any action taken by it hereunder.

     7.   NO MORTGAGEE IN POSSESSION. Nothing herein contained shall be
          --------------------------
construed as constituting Assignee a "mortgagee in possession" in the absence of the taking of actual possession of the Mortgaged Property by Assignee. In the exercise of the powers herein granted Assignee, no liability shall be asserted or enforced against Assignee, all such liability being expressly waived and released by Assignor.

     8.   CONFLICT OF TERMS. In case of any conflict between the terms of this
          -----------------
Assignment and the terms of the Mortgage, the terms of the Mortgage shall prevail.

     9.   NO ORAL CHANGE. This Assignment and any provisions hereof may not be
          --------------
modified, amended, waived, extended, changed, discharged or terminated orally, or by any act or failure to act on the part of Assignor or Assignee, but only by an agreement in writing signed by the party against whom the enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

     10.  CERTAIN DEFINITIONS. Unless the context clearly indicates a contrary
          -------------------
intent or unless otherwise specifically provided herein, words used in this Assignment may be used interchangeable in singular or plural form and the word "Assignor" shall mean each Assignor and any subsequent owner or owners of the Mortgaged Property or any part thereof or any interest therein, the word "Assignee" shall mean Assignee and any sebsequent holder of the Note, the word "Note" shall mean the Note and any other evidence of indebtedness secured by the Mortgage, the word "person" shall include an individual, corporation, partnership, trust, unincorporated association, government, governmental authority, and any other entity, the words "Mortgaged Property" shall include any portion of the Mortgaged Property and any interest therein; whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms; and the singular form of nouns and pronouns shall include the plural and vice versa.

     11.  NON-WAIVER. The failure of Assignee to insist upon strict performance
          ----------
of any term hereof shall not be deemed to be a waiver of any term of this Assignment. Assignor shall not be relieved of Assignor's obligations hereunder by reason of (i) failure of Assignee to comply with any request of Assignor or any other party to take any action to enforce any of the provisions hereof or of the Mortgage, the Note or the other Loan Documents, (ii) the release regardless of consideration, of the whole or any part of the Mortgaged Property, or (iii) any agreement or stipulation by Assignee extending the time of payment or otherwise modifying or supplementing the terms of this Assignment, the Note, the Mortgage or the other Loan Documents. Assignee may resort for the payment of the Debt to any other security held by Assignee in such order and manner as Assignee, in its discretion, may elect. Assignee may take any action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Assignee thereafter to enforce its rights under this Assignment. The rights of Assignee under this Assignment shall be separate, distinct and cummulative and none shall be given effect to the exclusion of the others. No act of Assignee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision.

     12.  INAPPLICABLE PROVISIONS. If any term, covenant or condition of this
          -----------------------
Assignment is held to be invalid, illegal or unenforceable in any respect, this Assignment shall be construed without such provision.

     13.  DUPLICATE ORIGINALS. This Assignment may be executed in any number of
          -------------------
duplicate originals and each such duplicate original shall be deemed to be an original.

     14.  GOVERNING LAW. This Assignment shall be governed and construed in
          -------------
accordance with the laws of the State in which the real property encumbered by the Mortgage is located.

     15.  TERMINATION OF ASSIGNMENT. Upon payment in full of the Debt and the
          -------------------------
delivery and recording of a satisfaction, release, reconveyance or discharge of the Mortgage duly executed by Assignee, this Assignment shall become and be void and of no effect.

     16.  WAIVER OF JURY TRIAL. ASSIGNOR HEREBY AGREES NOT TO ELECT A TRIAL BY
          --------------------
JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS ASSIGNMENT, THE MORTGAGE OR THE OTHER LOAN DOCUMENTS OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY ASSIGNOR, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO TRIAL BY JURY WOULD OTHERWISE ACCRUE. ASSIGNEE IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY ASSIGNOR.

     17.  SPECIAL STATE PROVISIONS. None.
          ------------------------

    THIS ASSIGNMENT shall inure to the benefit of Assignee and any subsequent holder of the Note and shall be binding upon Assignor, and Assignor's heirs, executors, administrators, successors and assigns and any subsequent owner of the Mortgaged Property.

    Assignor has executed this instrument the day and year first above written.

                              ASSIGNOR:

                              GL/PHP, LLC, a Delaware limited liability company

                              By:   G&L MANAGEMENT DELAWARE CORP.,
                                    a Delaware corporation, as Managing Member

                                    By: /s/ Gary Grabel
                                       -----------------------------
                                        Gary Grabel, Vice President

STATE OF CALIFORNIA      )
                         ) ss.
COUNTY OF LOS ANGELES    )


    BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Gary Grabel, known to me to be the Vice President of G&L Management Delaware Corp., a Delaware corporation, the Managing Member of GL/PHP, LLC, a Delaware limited liability company, that executed the foregoing instrument, and known to me to be the person who executed the foregoing instrument on behalf of said G&L Management Delaware Corp., and acknowledged to me that he executed the same as such Vice President for the corporation and that such corporation executed the same for the purposes and consideration therein expressed.

    Given under my hand and seal of office this 19th day of August, 1997.


                                          /s/ Helen Nelson
                                        -----------------------
                                        Notary Public

    My commission expires: Dec. 11, 1998

                                                [SEAL APPEARS HERE]

                                   EXHIBIT A
                                   ---------
                               LEGAL DESCRIPTION

                                (See Attached)

________________________________________________________________________________

                                  SCHEDULE A
                                   NUMBER 4
                                  (CONTINUED)

                                  DESCRIPTION

________________________________________________________________________________


ALL that certain tract, lot and parcel of land lying and being in the TOWNSHIP of BURLINGTON, County of BURLINGTON and State of NEW JERSEY, being more particularly described as follows:

          BEGINNING at a point in the Northeasterly side of Mount Holly-Burlington Road (86 feet wide) on a course of North 27 degrees 42 minutes 23 seconds West, 250 feet from the Intersection of the Northeasterly line of Mount Holly-Burlington Road with the Northerly line of Cadillac Road (proposed) (70 feet Wide), and continued thence (1) along Mount Holly-Burlington Road North 27 degrees 12 minutes 25 seconds West 313.87 feet to a point in line of lands of Public Service Electric and Gas Company theads
     (2) along the same North 63 degrees 52 minutes 13 seconds East 203.70 feet to a point in same, thence (3) still along the same North 68 degrees 57 minutes 15 seconds East 370.07 feet to a point in line of Public Service Electric and Gas Company right of way, thence (4) along the same curving to the right with a radius of 5696.65 feet an arc distance of 296.63 feet to a point in the dividing line between Lots 1 and 2. Section 1, Plan of Levittown Industrial Park, thence (5) along the same South 62 degrees 17 minutes 35 seconds West 438.01 feet to the point and place of beginning.

          BEING know and designated as Lot 1, Section 1, Plan of Levittown Industrial Park.

          EXCEPTING THEREOUT AND THEREFROM all that certain tract or parcel of land contained in a Deed from Les Malmon and Barbara Malmon, his wife to Board of Chosen Freeholders of the County of Burlington dated 1-6-86, recorded 1-7-86 in Deed Book 2136, page 106.

          FURTHER EXCEPTING THEREOUT AND THEREFROM all that certain tract or parcel of land contained in Deed from Les Malmon and Barbara Malmon, his wife to Board of Chosen Freeholders of the County of Burlington, dated 5-16-88, recorded 5-17-88 in Deed Book 3440, page 34.

NOTE: Being known and designated as Lot No. 2, Block No. 118.02 as shown on the Tax Maps of the Township of Burlington.

________________________________________________________________________________

                                  SCHEDULE 4
                                   NUMBER 4
                                  (CONTINUED)

                                  DESCRIPTION

________________________________________________________________________________

ALL that certain tract, lot and parcel of land lying and being in the BOROUGH of PARAMUS, County of BERGEN and State of NEW JERSEY, being more particularly described as follows:

     Beginning at a point in the southerly line of Elsenhower Drive (formerly Quad Road) (60.00 feet wide) distant the following courses and distances from the intersection of the center line of Elsenhower Drive with the center line of Essex Road (formerly Kent Road) (60.00' feet wide) all as shown on a certain map entitled - Final Subdivision Plat, Quad Associates and Centurian Plaza Corp." filed in the Bergen County Clerk's Office on October 24, 1967, as Map No. 6632:"

          A. Along the center line of Essex Road (formerly Kent Road), if produced, South 37 degrees 56 minutes 41 seconds West 30.00 feet to a point in the southerly line of Elsenhower Drive (formerly Quad Road); thence,

          B.   Along the southerly line of Elsenhower Drive (formerly Quad
     Road), North 52 degrees 16 minutes 13 seconds West 149.975 feet to the point or place of beginning and running; thence,

          1. Along the westerly line of Proposed Lot 3 in Block 1803 as shown on a certain map entitled "Subdivision, Elsenhower Drive, Block 1803, Lots 2 and 3, Paramus, Bergen County, New Jersey" dated 5/19/89, last revised 8/11/89, prepared by Lapatka Associates Inc., 22 Madison Avenue, Paramus, New Jersey 07652 and approved by the Planning Board of the Borough of Paramus on August 10, 1989, South 37 degrees 43 minutes 47 seconds West
     280.64 feet to a point on a curve; thence,

          2. Along the northerly line of Lot 2 in Block 1101 as shown on the current assessment map of the Borough of Paramus being lands, now or formerly, of Arcola Country Club, northwesterly, on a curve to the right having a radius of 675.00 feet, central angle of 2 degrees 37 minutes 28 seconds, an arc distance of 30.92 feet to a point of reverse curvature; thence,

          3. Along the same, northwesterly, on a curve to the left having a radius of 620.00 feet, central angle of 9 degrees 9 minutes 12 seconds, and arc distance of 99.05 feet to a point of tangency; thence

          4.   Along the same, North 52 degrees 16 minutes 13 seconds West
     237.15 feet to a point; thence,

          5. Along the easterly line of Lot 1 in Block 1803, as shown on the referenced Assessment Map, being lands, now or formerly, of Emil
     Schroth, North 37 degrees 43 minutes 47 seconds East 268.50 feet to a point; thence,

          6.   Along the southerly line of Elsenhower Drive (formerly Quad
     Road), South 52 degrees 16 minutes 13 seconds East 366.405 feet to the point or place of beginning.

NOTE: Being known and designated as Lot No. 2, Block No. 1803 as shown on the Tax Maps of the Borough of Paramus.

________________________________________________________________________________

                                  SCHEDULE A
                                   NUMBER 4
                                  (CONTINUED)

                                  DESCRIPTION

________________________________________________________________________________

ALL THAT CERTAIN lot, tract or parcel of land situate in Hamilton Township, County of Atlanic and State of New Jersey and described as follows:

BEGINNING on the southerly line of Route 322, also known as the Black Horse Pike (115 feet from the original centerline) at the division of Lot 9 and Lot 8 as established by a survey dated June 7, 1990 by John G. Reutier & Associates as the second corner of land as described in deed from Benjamin L. Jaffe and wife to William C. Jones, and wife, dated September 30, 1948 and recorded in Deed Book 1420 Page 129; and extending thence

1. South 64 degrees, 43 minutes and 49 seconds East along the southerly line of the Black Horse Pike, 528.52 feet to a non-tangent point of curve; thence

2. Eastwardly and southwardly curving to the right along a curve having a radius of 75.00 feet and an arc length of 67.90 feet to a point of tangency on the westerly curb line of an entrance drive; thence

3.   South 25 degrees, 16 minutes and 11 seconds West along said curve line,
     155.00 feet to a point of curve; thence

4. Southwardly and westwardly curving to the right along a curve having a radius of 25.00 feet and an arc length of 39.37 feet to the northerly curbline of an access drive; thence

5. North 64 degrees, 43 minutes and 49 seconds West, along said curb line and the extension thereof 403.63 feet to the division line of Lot 9.01 and Lot 8; thence

6.   North 03 degrees, 00 minutes and 46 seconds West, along said division line
     271.40 feet to the point of beginning.

IN compliance with Chapter 157, Laws of 1977 premises herein are known as part of Lots 9, 10.01, 10.02 and 11 in Block 1134 as shown on the official tax map of Hamilton Township, New Jersey and are designated as Lot 9.01 on a minor subdivision plus being recorded simultaneously herewith, being Map #3342, filed December 23, 1994.

                               ________________

                            DESCRIPTION OF PROPERTY
                            -----------------------
                             Block 1311, Lot 1.06

      ALL THAT CERTAIN tract or parcel of land situated in the Township of Mount Laurel, County of Burlington and State of New Jersey, being more particularly described as follows:

      BEGINNING at a point of intersection of the easterly line of Fellowship Road (aka Burlington County Route No. 673, as widened to 43.00 feet from centerline) and the centerline of a private access street known as Century Parkway (public dedication now vacated) as illustrated on a filed, or soon to be filed, plan entitled "Major Subdivision Plan, Block 1311, Lot 1", prepared by Taylor, Wiseman & Taylor (Dwg. No. 351-18527-F), dated August, 1994, revised to October 28, 1994 and extends; thence, along said easterly line (1) N. 16 degrees 44 minutes 57 seconds H, 253.24 feet to a polar; thence, along the proposed subdivision line (2) S. 73 degrees 15 minutes 03 seconds H, 430.00 feet to a point in the westerly line of Lot 1.04, Block 1311; thence, along said westerly line (3) S. 16 degrees 44 minutes 37 seconds W, 253.26 feet to a point in the aforementioned centerline of Century Parkway; thence, along said centerline (4) 73 degrees 15 minutes 03 seconds W., 430.00 feet to a point and the place of BEGINNING.

________________________________________________________________________________

                                  SCHEDULE A
                                   NUMBER 4
                                  (CONTINUED)

                                  DESCRIPTION

________________________________________________________________________________

ALL that certain tract, lot and parcel of land lying and being in the TOWNSHIP of CRANFORD, County of UNION and State of NEW JERSEY, being more particularly described as follows:

     Beginning at a point in the northwesterly right of way line of Commerce Drive (60.00 feet wide) said point being N 51(degrees) - 57' - 40" E 80.00 feet as measured along said line of Commerce Drive as produced southwesterly from the intersection of the same with the northwesterly right of way line of Commerce Drive, formerly Clearly Avenue, as produced northwesterly and running thence;

          1. Along lands of the Garden State Parkway N 38(degrees) - 02' - 20" W 17.42 feet, thence

          2. Still along lands of the Garden State Parkway, northerly, along a curve to the left, having a radius of 6,150.00 feet, an arc length of 580.66 feet and a chord of N 09(degrees) - 40' - 17"
               W 580.45 feet, thence

          3. Along lands now or formerly of Calcran, Inc., S 68(degrees) - 24' - 00" E 353.44 feet, thence

          4.   Still along lands of Calcran Inc., S 32(degrees) - 54' - 16" E
               103.44  feet, thence

          5. Along the aforesaid northwesterly right of way line of Commerce Drive, S 51(degrees) - 57' - 40" W 598.77 feet to the point of beginning.

NOTE: Being known and designated as Lot No. 1, Block No. 636 as shown on the Tax Maps of the Township of Cranford.

________________________________________________________________________________

                                  SCHEDULE A
                                   NUMBER 4
                                  (CONTINUED)

                                  DESCRIPTION

________________________________________________________________________________

ALL that certain tract, lot and parcel of land lying and being in the BOROUGH of EATONTOWN, County of MONMOUTH and State of NEW JERSEY, being more particular described as follows:

    Beginning at a point on the westerly side of New Jersey State Highway, Route 35 (100" R.O.W) at the northeast corner of Lands now or formerly Alan
    R. Cohn & Ira S. Port and from thence; running

     1.   South 60 (degrees) 39' 19" West, 275.00 feet to a point; thence

     2.   South 20 (degrees) 20' 41" East, 150.00 feet to a point; thence

     3.   South 69 (degrees) 30' 19" West, 148.95 feet to a point; thence

     4.   North 02 (degrees) 03' 35" East, 79.42 feet to a point; thence

     5.   North 88 (degrees) 34' 33" West, 321.75 feet to a point; thence

     6.   North 01 (degrees) 25' 27" East, 330.00 feet to a point, thence

     7.   South 88 (degrees) 34' 33" East, 267.53 feet to a point, thence

     8.   North 69 (degrees) 99' 19" East, 321.66 feet to a point, thence

     9. South 20 (degrees) 20' 41" East, 250.00 feet along westerly side of New Jersey State Highway Route 35 (100' R.O.W.) to the point or place of beginning.

NOTE: BEING shown and designated as Lot 1:02 Block 111 on the Tax Maps of the Borough of Eatontown.